Exhibit 8.1

SIGNIFICANT SUBSIDIARIES AND OTHER RELATED UNDERTAKINGS (AUDITED)
Significant subsidiaries and other related undertakings at December 31, 2019, are set out below. Significant subsidiaries are shaded and each meets the threshold specified under Rule 1-02(w) of Regulation S-X. Shell’s percentage of share capital is shown to the nearest whole number. All subsidiaries have been included in the “Consolidated Financial Statements” on pages 142-189, and those held directly by the Company are marked with the footnote [a]. A number of the entities listed are dormant or not yet operational. Entities that are proportionately consolidated are identified by the footnote [b]. Shell-owned shares are ordinary (voting) shares unless identified with one of the following annotations against the company name: [c] Membership interest; [d] Partnership capital; [e] Non-redeemable; [f] Ordinary, Membership interest; [g] Ordinary, Non-redeemable; [h] Ordinary, Partnership capital; [i] Ordinary, Redeemable; [j] Ordinary, Redeemable, Non-redeemable; and [k] Redeemable, Non-redeemable.

Company by country of incorporation	Address of registered office	%
ARGENTINA
Shell Argentina S.A.	Avenida Pte. Roque Sáenz Pena 788, 5th floor, Buenos Aires, 1383	100
AUSTRALIA
1st Energy Pty Ltd	Level 4, 459 Little Collins Street, Melbourne, VIC 3000	30
Alliance Automation Pty Ltd	c/o Alands Accountants, Level 1/293 Queen Street, Brisbane, QLD 4000	50
Arrow Energy Holdings Pty Ltd	Level 39, 111 Eagle Street, Brisbane, QLD 4000	50
Austen & Butta Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
BC 789 Holdings Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
BG CPS Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
BNG (Surat) Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Braemar 3 Holdings Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
CCM Energy Solutions Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
Condamine 1 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Condamine 2 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Condamine 3 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Condamine 4 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Condamine Power Station Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
E.R.M. Oakey Power Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
Energy Locals Pty Ltd	132 Cremorne Street, Richmond, VIC 3121	33
ERM Braemar 3 Power Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
ERM Braemar 3 Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
ERM Employee Share Plan Administrator Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
ERM Energy Solutions Holdings Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
ERM Financial Services Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
ERM Gas Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
ERM Gas WA01 Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
ERM Holdings Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
ERM Innovation Labs Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
ERM Land Holdings Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
ERM Neerabup Power Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
ERM Neerabup Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
ERM Oakey Power Holdings Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
ERM Power Developments Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
ERM Power Engineering Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
ERM Power Generation Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
ERM Power International Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
ERM Power Investments Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
ERM Power Limited	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
ERM Power Projects Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
ERM Power Retail Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
ERM Power Services Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
ERM Power Utility Systems Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
ERM Wellington 1 Holdings Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
ESCO Pacific Holdings Pty Ltd	Level 4, 13 Cremorne Street, Richmond, VIC 3121	49
Fuelink Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Greensense Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
Lumaled Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
New South Oil Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
NewGen Neerabup Pty Ltd [b]	Level 52, 111 Eagle Street, Brisbane, QLD 4000	50
NewGen Power Neerabup Pty Ltd [b]	Level 52, 111 Eagle Street, Brisbane, QLD 4000	50
North West Shelf LNG Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100

ADDITIONAL INFORMATION SHELL FORM 20-F 2019	E1

Oakey Power Holdings Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
OME Resources Australia Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Out Performers Trading Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
Petroleum Resources (Thailand) Pty. Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
PowerMetric Metering Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
Provident & Pensions Holdings Proprietary Limited	Shell House, 562 Wellington Street, Perth, WA 6000	100
Pure Energy Resources Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
QCLNG Operating Company Pty Ltd [i]	Level 30, 275 George Street, Brisbane, QLD 4000	75
QCLNG Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC (B7) Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC (Exploration) Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC (Infrastructure) Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Common Facilities Company Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Holdings 2 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Holdings 3 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Holdings 4 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Holdings 5 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Holdings 6 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Holdings 7 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Holdings 8 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Holdings 9 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Midstream Holdings Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Midstream Investments Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Midstream Land Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Midstream Limited Partnership	Level 42, Bourke Place, 600 Bourke Street, Melbourne, VIC 3000	100
QGC Midstream Services Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Northern Forestry Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Sales Qld Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 1 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 1 Tolling Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 1 UJV Manager Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 2 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 2 Tolling No.2 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 2 Tolling Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 2 UJV Manager Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Upstream Finance Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Upstream Holdings Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Upstream Investments Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Upstream Limited Partnership	Level 42, Bourke Place, 600 Bourke Street, Melbourne, VIC 3000	100
Queensland Electricity Investors Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
Queensland Gas Company Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Richmond Valley Solar Thermal Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
Roma Petroleum Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
SASF Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
SGA (Queensland) Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
SGAI Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Australia FLNG Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Australia Lubricants Production Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Australia Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Australia Services Company Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Custodian Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Development (PSC19) Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Development (PSC20) Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Energy Australia Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Energy Holdings Australia Limited	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Energy Investments Australia Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Global Solutions Australia Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell New Energies Australia Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell QGC Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Tankers Australia Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Solpod Pty Ltd	c/o Jeffrey Zivin, 140 Belmore Road, Balwyn, VIC 3103	24
Sonnen Australia Pty Limited	Lionsgate Business Park, Level 3, Main Administration Building, 180 Philip Highway, Elizabeth South, SA 5112	100

ADDITIONAL INFORMATION SHELL FORM 20-F 2019	E2

Starzap Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Sunshine 685 Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
Trident LNG Shipping Services Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Trident Shipping Services Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Walloons Coal Seam Gas Company Pty Limited [i]	Level 30, 275 George Street, Brisbane, QLD 4000	75
AUSTRIA
Salzburg Fuelling GmbH	Innsbrucker Bundesstrasse 95, Salzburg, 5020	33
Shell Austria Gesellschaft mbH	Tech Gate, Donau-City-Str. 1, Vienna, 1220	100
Shell Brazil Holding GmbH	Tech Gate, Donau-City-Str. 1, Vienna, 1220	100
Shell China Holding GmbH	Schulhof 6/1, Vienna, 1010	100
TBG Tanklager Betriebsgesellschaft m.b.H.	Rettenlackstrasse 3, Salzburg, 5020	50
Transalpine Ölleitung in Österreich GmbH	Kienburg 11, Matrei in Osttirol, 9971	19
BAHAMAS
Shell E & P Ireland Offshore Inc.	P.O. Box N4805, St. Andrew's Court, Frederick Street Steps, Nassau	100
BARBADOS
Shell Trinidad and Tobago Resources SRL	One Welches, Welches, St. Thomas, BB22025	100
Shell Western Supply and Trading Limited	GTC Corporate Services Limited, Sassoon House, Shirley Street & Victoria Avenue, Nassau	100
BELGIUM
Belgian Shell S.A.	Cantersteen 47, Brussels, 1000	100
New Market Belgium S.A.	Cantersteen 47, Brussels, 1000	100
Shell Catalysts & Technologies Belgium N.V.	Pantserschipstraat 331, Gent, 9000	100
The New Motion Belgium BVBA	Regentlaan 37-40, Brussels, 1000	100
BERMUDA
Egypt LNG Shipping Limited	Clarendon House, 2 Church Street, Hamilton, HM 11	25
Gas Investments & Services Company Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	85
Kuwait Shell Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Pecten Somalia Company Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Qatar Shell GTL Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Sakhalin Energy Investment Company Ltd	Clarendon House, 2 Church Street, Hamilton, HM 11	28
Shell Australia Natural Gas Shipping Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Bermuda (Overseas) Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Deepwater Borneo Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell EP International Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Holdings (Bermuda) Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell International Trading Middle East Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Markets (Middle East) Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Mexico Exploration and Production Investment Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Offshore Central Gabon Ltd	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Oman Trading Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Overseas Holdings (Oman) Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Petroleum (Malaysia) Ltd	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Saudi Arabia (Refining) Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell South Syria Exploration Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Trading (M.E.) Private Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Trust (Bermuda) Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Trust (U.K. Property) Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Solen Insurance Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Solen Life Insurance Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
BRAZIL
BG Comercio e Importacao Ltda.	Avenida das Republica do Chile 330, 23º Andar, Torre 2, Centro, Rio de Janeiro, 20031-170	100
BG do Brasil Ltda.	Avenida das Republica do Chile 330, 23º Andar, Torre 2, Sala 2309, Centro, Rio de Janeiro, 20031-170	100
BG Petroleo & Gas Brasil Ltda.	Avenida das Republica do Chile 330, 23º Andar (parte) - Torre 2, Centro, Rio de Janeiro, 20031-170	100
Fusus Comércio e Participações Ltda.	Avenida das Republica do Chile nº 330, Bloco 2, Sala 2001 - Centro, Rio de Janeiro, 20031-170	100
Icolub - Industria de Lubrificantes S.A.	Praia Intendente Bittencourt, 2 (Parte), Ilha do Governador, Rio de Janeiro, 21930-030	100
Marlim Azul Energia S.A.	Avenida Paulista, 1274, 8º andar, Conjunto 23, Sala B, Bela Vista, São Paulo, 01310-100	30
Pecten do Brasil Servicos de Petroleo Ltda.	Av. República do Chile nº 330, Bloco 2, Sala 2301, Centro, Rio de Janeiro, 20031-170	100
Raizen Combustíveis S.A.	Avenida das Almirante Barroso, nº 81, 36º Andar, Sala 36A104, Rio de Janeiro, 20031-004	54
Raizen Energia S.A.	Avenida Brigadeiro Faria Lima, 4100, 11th floor, part V, Itaim Bibi, São Paulo, 04538-132	49
Seapos Ltda.	Av. República do Chile nº 330, Bloco 2, Sala 2401, Centro, Rio de Janeiro, 20031-170	100
Shell Brasil Participações Ltda.	Avenida Brigadeiro Faria Lima, 3311, Conj 81 Sala 02, Itam Bibi, São Paulo, 04538-133	100
Shell Brasil Petroleo Ltda.	Av. República do Chile nº 330, Bloco 2, Salas 2001, 2301, 2401, 2501, 3101, 3201, 3301 e 3401, Centro, Rio de Janeiro, 20031-170	100
Shell Energy Brasil Comercializadora de Energia Ltda.	Avenida Brigadeiro Faria Lima nº 3.311, Conj 81, Sala 01, Itam Bibi, São Paulo, 04538-133	100
Shell Energy do Brasil Ltda.	Avenida Brigadeiro Faria Lima nº 3.311, Conjunto 82, Itaim Bibi, São Paulo, 04538-133	100

ADDITIONAL INFORMATION SHELL FORM 20-F 2019	E3

BRUNEI
Brunei LNG Sendirian Berhad	Lumut, Seria, KC2935	25
Brunei Shell Marketing Company Sendirian Berhad	Brunei Shell Petroleum Company, Sendirian Berhad, Seria, KB2933	50
Brunei Shell Petroleum Company Sendirian Berhad	Jalan Utara, Panaga, Seria, KB2933	50
Brunei Shell Tankers Sendirian Berhad	Jalan Utara, Panaga, Seria, KB2933	25
Shell Borneo Sendirian Berhad	c/o BSP Head Office, NDCO Block, Ground Floor, Jalan Utara, Panaga Seria, KB3534	100
BULGARIA
Shell Bulgaria Ead	48, Sitnyakovo Blvd., Serdika Offices, 8th floor, Sofia, 1505	100
CAMBODIA
Angkor Resources Company Limited	186C, Street No. 155, N/A - Tuol Tumpung Muoy, Chamkar Mon, Phnom Penh	49
CANADA
10084751 Canada Limited	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
1745844 Alberta Ltd.	2100, 855 - 2nd Street S.W., Calgary, Alberta, T2P 4J8	50
7026609 Canada Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
7645929 Canada Limited	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Alberta Products Pipe Line Ltd.	5305 McCall Way N.E., Calgary, Alberta, T2E 7N7	20
Cansolv Technologies Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Coral Cibola Canada Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
FP Solutions Corporation	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	33
LNG Canada Development Inc. [b]	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	40
Sable Offshore Energy Inc.	1701 Hollis Street, Suite 1400, Halifax, Nova Scotia, B3J 3M8	33
SCL Pipeline Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
SFJ Inc.	199 Bay Street, Suite 5300, Commerce Court West, Toronto, Ontario, M5L 1B9	50
Shell Americas Funding (Canada) Limited	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Canada BROS Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Canada Energy [c]	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Canada Limited	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Canada OP Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Canada Products	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Canada Resources [c]	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Canada Services Limited	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Catalysts & Technologies Canada Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Chemicals Canada [c]	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Energy Merchants Canada Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Energy North America (Canada) Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Global Solutions Canada Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Quebec Limitée	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Trading Canada [c]	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Treasury Centre Canada Inc	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Sun-Canadian Pipe Line Company Limited	830 Highway No. 6 North, Flamborough, Ontario, L0R 2H0	45
Trans-Northern Pipelines Inc.	45 Vogel Road, Suite 310, Richmond Hill, Ontario, L4B 3P6	33
Zeco Systems (Canada) Inc.	295 Hagey Boulevard, Suite 300, Waterloo, Ontario, N2L 6R6	100
CAYMAN ISLANDS
Beryl North Sea Limited	Sterling Trust (Cayman) Limited, Whitehall House, 238 North Church Street, P.O. Box 1043, George Town, Grand Cayman, KY1-1102	100
BG Egypt S.A.	5th Floor, Bermuda House, Dr. Roy's Drive, George Town, Grand Cayman, KY1-1102	100
BG Exploration and Production India Limited	Campbells, Floor 4, Willow House, Cricket Square, George Town, Grand Cayman, KY1-9010	100
Gas Resources Limited	Zephyr House, 122 Mary Street, P.O. Box 2570, George Town, Grand Cayman, KY1-1103	100
Schiehallion Oil & Gas Limited	Caledonian Trust (Cayman) Limited, Caledonian House, 69 Dr Roy's Drive P.O. Box 1043, George Town, Grand Cayman, KY1-1102	100
Shell Bolivia Corporation	Zephyr House, 122 Mary Street, P.O. Box 2570, George Town, Grand Cayman, KY1-1103	100
Shell North Sea Holdings Limited	Maples Corporate Services Limited, Ugland House, P.O. Box 309, George Town, Grand Cayman, KY1-1104	100
CHILE
Shell Chile S.A.	C/O Carey y Cia Abogados, Miraflores 222, Piso 28, Santiago	100
CHINA
Anhui Shell Energy Company Limited	Room 2519-2522, 25/F, Greenland Center, Cross-area of Susong Rd and Changqin St, South Erhuan, Baohe District, Hefei, Anhui, 230000	100
Beijing Shell Petroleum Company Ltd.	Unit 1101-1104, level 11, Building 1, No. 19 Chaoyang Park Road, Chaoyang District, Beijing, 100125	49
Cansolv Technologies (Beijing) Company Limited	Unit 09, Level 31, No. 16 Building, No. 1 Jian Guo Men Wai Avenue, Chaoyang District, Beijing, 100004	100
Chongqing Doyen Shell Petroleum and Chemical Co. Ltd.	No. 196, Shuang Yuan Street, Beibei Zone, Chongqing, 400700	49
CNOOC and Shell Petrochemicals Company Limited	Dayawan Petrochemical Industrial Park, Huizhou, Guangdong, 516086	50
Fujian Xiangyu and Shell Petroleum Company Limited	Unit 604, 6/F, Building C, No. 3 Yunan Fourth Road, FTPZ Xiamen Sub-zone (Tariff-free Zone), Xiamen, 361000	49
Hangzhou Natural Gas Company Limited	10/F, Meiqi Mansion, No. 30 Tianmushan Road, Hangzhou, Zhejiang, 310007	25
Hubei Shell Energy Company Limited	No. 4, 5, 12/F, Unit A, Oceanwide International Center Office, 187 Yunxia Road, CBD, Jianhan District, Wuhan, 430000	100
Hunan Shell Energy Company Limited	Room 2407-2409, Building 15, Fangmaoyuan (Phase II), No. 1177 Huanhu Road, Yuelu District, Changsha, 410006	100
Infineum (China) Co. Ltd.	No. 1 Dongxin Road, Jiangsu Yangtze River International, Chemical Industry Park, Zhangjiagang, Jiangsu, 215600	50

ADDITIONAL INFORMATION SHELL FORM 20-F 2019	E4

Jiangsu Shell Energy Company Limited	Room 1001, 10/F, Unit 3, No. 198 Hexi Street, Jianye District, Nanjing, Jiangsu, 210019	100
Shell (Beijing) Real Estate Consulting Ltd.	Unit 01, 32/F, No. 16 Building, No. 1 Courtyard, Jian Guo Men Wai Avenue, Chaoyang District, Beijing, 100004	100
Shell (China) Limited	30/F Unit 01-02, No. 16 Building, No. 1 Courtyard, Jian Guo Men Wai Avenue, Chaoyang District, Beijing, 100004	100
Shell (China) Projects & Technology Limited	Unit 01-08, Level 31, No. 16 Building, No. 1 Jian Guo Men Wai Avenue, Chaoyang District, Beijing, 100004	100
Shell (Shanghai) Petroleum Company Limited	Room 522, The British Road No. 38, China (Shanghai) Pilot Free Trade Zone, Shanghai, 200131	100
Shell (Shanghai) Technology Limited	Building 4, Jin Chuang Building, No. 4560, Jin Ke Road, Pilot Free Trade Zone, Shanghai	100
Shell (Tianjin) Lubricants Company Limited	North to Gang Bei Road and East to Hai Gang Road, Nangang Industrial Zone, Tianjin Economic-Technological Development Area, Tianjin, 300280	100
Shell (Tianjin) Oil and Petrochemical Company Limited	No. 286 Nansan Road, Tianjin Harbour Nanjiang Dev. Zone, Tanggu, Binhai NewDistrict, Tianjin, 300452	100
Shell (Zhejiang) Petroleum Trading Limited	No. 1 Wangjiaba, Xinmiaozhi Village, Puyuan Town, Tongxiang, Jiaxing, Zhejiang, 314502	100
Shell (Zhuhai) Lubricants Company Limited	Nanjin Wan, Gaolan Dao, Gaolan Harbour Economic Zone, Zhuhai, 519050	100
Shell Energy (China) Limited	Room 530, 5th Floor, Building 1, No. 239 Gang'ao Road, China (Shanghai) Free Trade Zone, Shanghai, 200137	100
Shell Management and Consulting Company Limited	8/F, Building 1, No. 818 Shenchang Road, Minhang District, Shanghai, 201106	100
Shell North China Petroleum Group Co., Ltd.	5th Floor, Administrative Commission Building, Wuqing Development Area, No. 18, Fuyuan Road, Wuqing District, Tianjin, 300203	49
Shell Road Solutions (Zhenjiang) Co. Ltd	No. 68 Xianiejia, Dagang, Zhenjiang New District, Zhenjiang, 212132	100
Shell Road Solutions Xinyue (Foshan) Co. Ltd.	Baisha, Hekou, Sanshui District, Foshan, Guangdong, 528133	60
Sinopec and Shell (Jiangsu) Petroleum Marketing Company Limited	No. 100, Xingang Dadao, Nanjing Economic and Technological Development Zone, Nanjing, Jiangsu, 210000	40
Suzhou Liyuan Retail Site Management Co., Ltd.	No. 358 Zhuhui Road, Suzhou, 215000	50
Yanchang and Shell (Guangdong) Petroleum Co., Ltd.	39th Floor as Planning-designed (41st Floor as Self-designated), Leatop Plaza, No. 32 East Zhujiang Road, Zhujiang New Town, Tianhe District, Guangzhou, 510623	49
Yanchang and Shell (Sichuan) Petroleum Company Limited	23F, Yanlord Square, Section 2, Renmin South Road, Chengdu, Sichuan, 610016	45
Yanchang and Shell Petroleum Company Limited	18th Floor, Tower 1, Yongli International Finance Centre, Jinye No. 1 Road, High-tech District, Xi'an, 710075	45
Zhejiang Shell Fuels Company Limited	Room 2103, North Tower, Yefeng Modern Center, No. 161, Shaoxing Road, Xiacheng District, Hangzhou, Zhejiang, 310004	49
Zhejiang Shell Oil and Petrochemical Company Limited	The Port of Zhapu, Jiaxing Municipality, Zhejiang, 314201	100
Zhejiang Transfar and Shell Energy Company Limited	Rm 1503, Building 2, Plaza of ZBA, No. 939 Minhe Road, Ningwei Street, Xiaoshan, Hangzhou, Zhejiang, 311215	49
COLOMBIA
C.I. Shell Comercializadora Colombia, S.A.S	Calle 90 No. 19 - 41, Oficina 702- Edificio Quantum, Bogotá, 452	100
Shell Colombia S.A.	Calle 90 No. 19 - 41, Oficina 702- Edificio Quantum, Bogotá, 452	100
COOK ISLANDS
Branstone (International) Limited [i]	Bermuda House, Tutakimoa Road, Rarotonga	100
CÔTE D'IVOIRE
Cote d'Ivoire GNL	14, Blvd Carde, Imm. Les Heveas, Plateau, Abidjan, BP V 194	13
CYPRUS
Rosneft-Shell Caspian Ventures Limited	Metochiou str, 37, Agios Andreas, Nicosia, CY-1101	49
CZECH REPUBLIC
Shell Czech Republic a.s.	Antala Staška 2027/77, Praha 4, 140 00	100
DENMARK
A/S Dansk Shell	Egeskovvej 265, Fredericia, 7000	100
DCC & Shell Aviation Denmark A/S	Nærum Hovedgade 8, Naerum, 2850	49
Shell EP Holdingselskab Danmark ApS	Egeskovvej 265, Fredericia, 7000	100
TetraSpar Demonstrator ApS	Bredgade 30, København K, 1260	66
EGYPT
Alam El Shawish Petroleum Company [b]	127 Abdel Aziz Fahmy St., Heliopolis, P.O. Box 5958, Cairo, 5958	20
Badr Petroleum Company [b]	127 Abdel Aziz Fahmy St., Heliopolis, P.O. Box 5958, Cairo, 5958	50
Burullus Gas Company S.A.E. [b]	28 Road 270, Maadi, Cairo	25
El Behera Natural Gas Liquefaction Company S.A.E.	City of Rashid, El Behera Governorate	36
IDKU Natural Gas Liquefaction Company S.A.E.	City of Rashid, El Behera Governorate	38
North Alam El-Shawish Petroleum Company [b]	127 Abdel Aziz Fahmy St., Heliopolis, P.O. Box 5958, Cairo, 5958	50
North Um Baraka Petroleum Company [b]	127 Abdel Aziz Fahmy St., Heliopolis, P.O. Box 5958, Cairo, 5958	50
Obaiyed Petroleum Company [b]	127 Abdel Aziz Fahmy St., Heliopolis, P.O. Box 5958, Cairo, 5958	50
Rashid Petroleum Company S.A.E. [b]	38 Street No. 270, Maadi, Cairo	40
Shell Egypt Trading	Business View Building, No. 79, 90 Street (South), Fifth Settlement- New Cairo, Cairo, 11835	100
Shell Lubricants Egypt	Business View Building, No. 79, 90 Street (South), Fifth Settlement- New Cairo, Cairo, 11835	100
Sitra Petroleum Company [b]	127 Abdel Aziz Fahmy St., Heliopolis, P.O. Box 5958, Cairo, 5958	50
The Egyptian LNG Company S.A.E.	City of Rashid, El Behera Governorate	36
The Egyptian Operating Company for Natural Gas Liquefaction Projects S.A.E.	City of Rashid, El Behera Governorate	36
Tiba Petroleum Company [b]	127 Abdel Aziz Fahmy St., Heliopolis, P.O. Box 5958, Cairo, 5958	26
West Sitra Petroleum Company [b]	127 Abdel Aziz Fahmy St., Heliopolis, P.O. Box 5958, Cairo, 5958	50
FINLAND
Shell Aviation Finland Oy	Teknobulevardi 3-5, Vantaa, 01530	100
FRANCE
Accurasea	10 place de Catalogne, Paris, 75014	100
Airefsol Energies	10 place de Catalogne, Paris, 75014	67
Airefsol Energies 2	10 place de Catalogne, Paris, 75014	67
Airefsol Energies 6	10 place de Catalogne, Paris, 75014	67

ADDITIONAL INFORMATION SHELL FORM 20-F 2019	E5

Airefsol Energies 8	10 place de Catalogne, Paris, 75014	67
Airefsol Energies 9	10 place de Catalogne, Paris, 75014	67
Avitair SAS	Tour Pacific, 11/13 Cours Valmy - La Défense, Puteaux, 92800	100
Centrale Photovoltaïque Bouches-du-Rhône 1	10 place de Catalogne, Paris, 75014	100
Centrale Photovoltaïque Haute-Vienne	10 place de Catalogne, Paris, 75014	100
Centrale Photovoltaïque Landes 1	10 place de Catalogne, Paris, 75014	100
Centrale Photovoltaïque Var 1	10 place de Catalogne, Paris, 75014	100
Eolfi Offshore France	10 place de Catalogne, Paris, 75014	10
Eolfi SAS	10 place de Catalogne, Paris, 75014	100
Eoliennes du Gentilhomme	10 place de Catalogne, Paris, 75014	100
Ferme Eolienne Flottante de Groix & Belle-Ile	10 place de Catalogne, Paris, 75014	25
Ferme Eolienne Flottante Stenella Rhône	10 place de Catalogne, Paris, 75014	100
Groupement Pétrolier Aviation SNC	Aéroport Roissy Charles de Gaulle, Zone de Frêt 1, 3 Rue des Vignes, Tremblay-en-France, 93290	20
Infineum France	Chemin départemental 54, Berre-L'Etang, 13130	50
Parc Eolien Aisne 1	10 place de Catalogne, Paris, 75014	100
Parc Eolien Charente 1	10 place de Catalogne, Paris, 75014	100
Parc Eolien Corrèze 1	10 place de Catalogne, Paris, 75014	100
Parc Eolien Côtes Armor 1	10 place de Catalogne, Paris, 75014	100
Parc Eolien de la Vrine	10 place de Catalogne, Paris, 75014	100
Parc Eolien Haute-Saône 1	10 place de Catalogne, Paris, 75014	100
Parc Eolien HM1	10 place de Catalogne, Paris, 75014	100
Parc Eolien Jura 1	10 place de Catalogne, Paris, 75014	100
Parc Eolien Marne 1	10 place de Catalogne, Paris, 75014	100
Parc Eolien Oise 1	10 place de Catalogne, Paris, 75014	100
Parc Eolien Oise 2	10 place de Catalogne, Paris, 75014	100
Parc Eolien Somme 1	10 place de Catalogne, Paris, 75014	100
Parc Eolien Somme 2	10 place de Catalogne, Paris, 75014	100
Parc Eolien Yonne 1	10 place de Catalogne, Paris, 75014	100
Service Aviation Paris SNC	Orly Sud No. 144 - Bat. 438, Orly Aerogares, 94541	33
Shell Retraites SAS	Tour Pacific, 11/13 Cours Valmy - La Défense, Puteaux, 92800	100
Société de Gestion Mobilière et Immobilière SAS	Tour Pacific, 11/13 Cours Valmy - La Défense, Puteaux, 92800	100
Société des Pétroles Shell SAS	Tour Pacific, 11/13 Cours Valmy - La Défense, Puteaux, 92800	100
Ste du Pipeline Sud Européen S.A.	7-9, Rue des Frères Morane, Paris, 75015	21
The New Motion France SAS	92 Avenue Charles de Gaulle, CS 30082, Neuilly sur Seine, 92522	100
GERMANY
AGES Maut System GmbH & Co. KG	Berghausener Straße 96, Langenfeld, 40764	25
BEB Erdgas und Erdoel GmbH & Co. KG [b]	Riethorst 12, Hannover, 30659	50
BEB Holding GmbH [b]	Caffamacherreihe 5, Hamburg, 20355	50
Carissa Einzelhandel- und Tankstellenservice GmbH & Co. KG	Willinghusener Weg 5 D-E, Oststeinbek, 22113	100
Carissa Verwaltungsgesellschaft mbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
CRI Deutschland GmbH	Am Haupttor, Bau 8322, Leuna, 06237	100
Deutsche Infineum GmbH & Co. KG	Neusser Landstraße 16, Köln, 50735	50
Deutsche Shell GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Deutsche Shell Holding GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Deutsche Transalpine Oelleitung GmbH	Paul Wassermann Str. 3, Munich, 81829	19
Energeticum Energiesysteme GmbH	St.-Leonhard-Straße 26, Balzhausen, 86483	100
Enersol GmbH	Einsteinstr. 47, Vaihingen an der Enz, 71665	100
Erdoel-Raffinerie Deurag-Nerag GmbH	Riethorst 12, Hannover, 30659	50
euroShell Deutschland GmbH & Co. KG	Suhrenkamp 71 - 77, Hamburg, 22335	100
euroShell Deutschland Verwaltungsgesellschaft mbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
H2 Mobility Deutschland GmbH and Co. KG	EUREF-Campus 10-11, Berlin, 10829	28
HPRDS und SPNV Deutschland Oil GmbH & Co. KG	Suhrenkamp 71 - 77, Hamburg, 22335	100
HPRDS und SPNV Deutschland Verwaltungsges. mbH	Suhrenkamp 71 - 77, Hamburg, 22335	90
Infineum Deutschland Verwaltungsgesellschaft mbH	Neusser Landstraße 16, Köln, 50735	50
Mineraloelraffinerie Oberrhein Verwaltungs GmbH	DEA-Scholven-Str., Karlsruhe, 76187	32
Nord-West Oelleitung GmbH [b]	Zum Oelhafen 207, Wilhelmshaven, 26384	20
Oberrheinische Mineraloelwerke GmbH [b]	DEA-Scholven-Str., Karlsruhe, 76187	42
OLF Deutschland GmbH [b]	WeWork Europapassage, Hermannstraße 13, Hamburg, 20095	50
PCK Raffinerie GmbH [b]	Passower Chaussee 111, Schwedt/Oder, 16303	38
Rheinland Kraftstoff GmbH	Auf dem Schollbruch 24-26, Gelsenkirchen, 45899	100
Rhein-Main-Rohrleitungstransportgesellschaft mbH [b]	Godorfer Hauptstrasse 186, Köln, 50997	63
Shell Catalysts & Technologies Leuna GmbH	Am Haupttor, Bau 8322, Leuna, 06237	100
Shell Deutschland Additive GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100

ADDITIONAL INFORMATION SHELL FORM 20-F 2019	E6

Shell Deutschland Oil GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Energy Deutschland GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Erdgas Beteiligungsgesellschaft mbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Erdgas Marketing GmbH & Co. KG	Suhrenkamp 71 - 77, Hamburg, 22335	75
Shell Erdoel und Erdgas Exploration GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Exploration and Development Libya GmbH I	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Exploration and Production Colombia GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Exploration and Production Libya GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Exploration et Production du Maroc GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Exploration New Ventures One GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Exploration und Produktion Deutschland GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Global Solutions (Deutschland) GmbH	Hohe-Schaar-Straße 36, Hamburg, 21107	100
Shell Hydrogen Deutschland GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Offshore Exploration und Produktion Deutschland GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell PrivatEnergie GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Tunisia Offshore GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Verwaltungsgesellschaft für Erdgasbeteiligungen mbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Sonnen eServices Deutschland GmbH	Am Riedbach 1, Wildpoldsried, 87499	100
Sonnen eServices GmbH	Am Riedbach 1, Wildpoldsried, 87499	100
Sonnen GmbH	Am Riedbach 1, Wildpoldsried, 87499	100
Sonnen Holding GmbH	Am Riedbach 1, Wildpoldsried, 87499	100
SPNV Deutschland Beteiligungsges. mbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
The New Motion Deutschland GmbH	Wattstraße 11, Berlin, 13355	100
Tiramizoo GmbH	Prannerstr. 2-4, Munich, 80333	21
Toll4Europe GmbH	Französische Straße 33 a-c, Berlin, 10117	15
Wasserbeschaffungsverband Wesseling-Hersel	Bruehler Str. 95, Wesseling, 50389	35
GIBRALTAR
Shell LNG Gibraltar Limited	57/63 Line Wall Road, P.O. Box 199, Gibraltar	51
GREECE
Shell & MOH Aviation Fuels A.E.	151 Kifisias Ave., Marousi, Athens, 15124	51
GREENLAND
Shell Greenland A/S	P.O. Box 510, Issortarfimmut 6, 102, Nuussuaq, 3905	100
GUAM
Shell Guam Inc.	643 Chalan San Antonio, Suite 100, Tamuning, GU 96911	100
HONG KONG
AFSC Operations Limited	3 Scenic Road, Chek Lap Kok, Lantau	11
AFSC Refuelling Limited	3 Scenic Road, Chek Lap Kok, Lantau	11
Fulmart Limited	35/F AIA Kowloon Tower, Landmark East, 100 How Ming Street, Kwun Tong, Kowloon	100
Hong Kong Response Limited	Esso Tsing Yi Terminal, Lot 46 Tsing Yi Road, Tsing Yi Island, New Territories	25
Ocean Century Tf Limited [i]	35/F AIA Kowloon Tower, Landmark East, 100 How Ming Street, Kwun Tong, Kowloon	100
Shell Developments (HK) Limited [i]	35/F AIA Kowloon Tower, Landmark East, 100 How Ming Street, Kwun Tong, Kowloon	100
Shell Hong Kong Limited	35/F AIA Kowloon Tower, Landmark East, 100 How Ming Street, Kwun Tong, Kowloon	100
Shell Korea Limited	35/F AIA Kowloon Tower, Landmark East, 100 How Ming Street, Kwun Tong, Kowloon	100
Shell Macau Limited	35/F AIA Kowloon Tower, Landmark East, 100 How Ming Street, Kwun Tong, Kowloon	100
HUNGARY
Shell Hungary Trading close Company Limited by shares	Bocskai út 134-146., Budapest, 1113	100
INDIA
BG India Energy Private Limited	3-C World Trade Tower, New Barakhamba Lane, New Delhi, 110001	100
BG India Energy Services Private Limited	3-C World Trade Tower, New Barakhamba Lane, New Delhi, 110001	100
BG India Energy Solutions Private Limited	3-C World Trade Tower, New Barakhamba Lane, New Delhi, 110001	100
BG LNG Regas India Private Limited	3-C World Trade Tower, New Barakhamba Lane, New Delhi, 110001	100
Greenlots Technology India LLP	Platina Tower MG Road, Near Sikandarpur Metro Station, Section, Haryana, Gurugram, 122001	100
Hazira Port Private Limited	101-103 Abhijeet-II, Mithakhali Circle, Ahmedabad 380 006, Gujarat, 380006	100
Pennzoil Quaker State India Limited	Plot No. T-5, MIDC, Taloja Industrial Area, Tal-Panvel, Raigad District, Mumbai, MH 410208	100
Shell Energy India Private Limited	101-103 Abhijeet-II, Mithakhali Circle, Ahmedabad 380 006, Gujarat, 380006	100
Shell Energy Marketing and Trading India Private Limited	2nd floor, Campus 4A, RMZ Millenia Business Park II, 143 Dr MGR Road, Kandhanchavady, Perungudi, Chennai, TN 600096	100
Shell India Markets Private Limited	2nd floor, Campus 4A, RMZ Millenia Business Park II, 143 Dr MGR Road, Kandhanchavady, Perungudi, Chennai, TN 600096	100
Shell MRPL Aviation Fuels and Services Limited	102, Prestige Sigma, Vittal Mallya Road, Bangalore, 560001	50
Shell Pahal Social Welfare Association	7, Bangalore Hardware Park, Devanahalli Industrial Park, Mahadeva-Kodigehalli, Bangalore, 562149	100
Tiki Tar and Shell India Private Limited	Tiki Tar Industries Village Road, Near Bhandup village, Bhandup West Mumbai, Mumbai, MH 400078	50
INDONESIA
PT Shell LNG Indonesia	Talavera Office Park 22-26th Floor, Jl. Letjen. TB Simatupang Kav. 22-26, Jakarta Selatan, Jakarta, 12430	100
PT. Shell Indonesia	Talavera Office Park 22-26th Floor, Jl. Letjen. TB Simatupang Kav. 22-26, Jakarta Selatan, Jakarta, 12430	100

ADDITIONAL INFORMATION SHELL FORM 20-F 2019	E7

PT. Shell Manufacturing Indonesia	Talavera Office Park 22-26th Floor, Jl. Letjen. TB Simatupang Kav. 22-26, Jakarta Selatan, Jakarta, 12430	100
IRAQ
Basrah Gas Company	Khor Al Zubair, Basrah	44
IRELAND
Asiatic Petroleum Company (Dublin) Limited	1st Floor, Temple Hall, Temple Road, Blackrock, Co. Dublin, A94 K3K0	100
Irish Shell Trust Designated Activity Company	1st Floor, Temple Hall, Temple Road, Blackrock, Co. Dublin, A94 K3K0	100
Shell and Topaz Aviation Ireland Limited	Suite 7 Northwood House, Northwood Business Park, Santry, Dublin, 9	50
ISLE OF MAN
Petrolon Europe Limited	First Names House, Victoria Road, Douglas, IM2 4DF	100
Petrolon International Limited	First Names House, Victoria Road, Douglas, IM2 4DF	100
Shell Marine Personnel (I.O.M.) Limited	Euromanx House, Freeport, Ballasalla, IM9 2AP	100
Shell Ship Management Limited	Euromanx House, Freeport, Ballasalla, IM9 2AP	100
ISRAEL
Ravin AI Ltd.	Derech Aba Hilel 16, Ramat Gan, 5250608	36
ITALY
Alle S.R.L.	Via Vittor Pisani 16, Milano, 20124	100
Aquila S.p.A.	Via Vittor Pisani 16, Milano, 20124	100
BG Italia Power S.r.l	Via Tortona 25, Milano, 20144	100
Brindisi LNG S.r.l.	Via Tortona 25, Milano, 20144	100
Infineum Italia S.R.L.	Strada di Scorrimento 2, Vado Ligure, Savona, 17047	50
Shell Energy Italia S.R.L.	Via Vittor Pisani 16, Milano, 20124	100
Shell Fleet Solutions Consorzio	Via Susa 40, Torino, 10138	100
Shell International Exploration and Development Italia S.p.A.	Piazza dell'Indipendenza 11/B, Rome, 00185	100
Shell Italia E&P S.p.A.	Piazza dell'Indipendenza 11/B, Rome, 00185	100
Shell Italia Holding S.p.A.	Via Vittor Pisani 16, Milano, 20124	100
Shell Italia Oil Products S.R.L.	Via Vittor Pisani 16, Milano, 20124	100
Societa Italiana per l'Oleodotto Transalpino S.p.A.	Via Muggia #1, San Dorligo della Valle, Trieste, 34147	19
Societa' Oleodotti Meridionali S.p.A.	Via Emilia 1, San Donato Milanese, 20097	30
Sonnen eServices Italia S.R.L.	Via Autostrada 32, Bergamo, 24126	100
Sonnen S.R.L.	Via Autostrada 32, Bergamo, 24126	100
JAPAN
Brunei Energy Services Company Ltd.	1-8-2 Marunouchi, Chiyoda-ku, Tokyo, 100-0005	25
CO2-free Hydrogen Energy Supply-chain TRA	7F Kokuryu Shiba Koen Building 2-6-15, Shiba Koen, Minato-ku, Tokyo, 105-0011	25
Sakhalin LNG Services Company Ltd.	2-3, Kanda, Awaji-cho, Chiyoda-ku, Tokyo, 101-0063	50
Shell Japan Limited	16F Pacific Century Place, 1-11-1, Marunouchi, Chiyoda-Ku, Tokyo, 100-6216	100
Sonnen Japan Kabushiki Kaisha	16F Pacific Century Place, 1-11-1, Marunouchi, Chiyoda-Ku, Tokyo, 100-6216	100
JERSEY
Shell Service Station Properties Limited	Queensway House, Hilgrove Street, St. Helier, JE1 1ES	100
LUXEMBOURG
Denham International Power SCSp [d]	412F, route d'Esch, Luxembourg, L-2086	32
Shell Finance Luxembourg Sarl	7, Rue de l'Industrie, Bertrange, Luxembourg, L-8069	100
Shell Luxembourgeoise Sarl	7, Rue de l'Industrie, Bertrange, Luxembourg, L-8005	100
Shell Treasury Luxembourg Sarl	7, Rue de l'Industrie, Bertrange, Luxembourg, L-8069	100
MACAU
Shell Macau Petroleum Company Limited	876 Avenida da Amizade, Edificio Marina Gardens, Room 310, 3rd Floor	100
MALAYSIA
Bonuskad Loyalty Sdn. Bhd. [i]	Level 8, Symphony House, Block D13, Pusat Dagangan Dana 1, Jalan PJU 1A/46, Petaling Jaya/Selangor Darul Ehsan, 47301	33
IOT Management Sdn. Bhd.	Lot 7689 and Lot 7690, Section 64, Kuching Town Land District, Jalan Pending, Kuching, Sarawak, 93450	7
Kebabangan Petroleum Operating Company Sdn. Bhd. [b]	Suite 13.03, 13 Floor, Menara Tan & Tan, 207 Tun Razak, Kuala Lumpur/Federal Territory, 50400	30
P S Pipeline Sendirian Berhad	Level 30, Tower 1, Petronas Twin Towers, KLCC, Kuala Lumpur/Federal Territory, 50088	50
P S Terminal Sendirian Berhad	12th Floor, Menara Symphony, No. 5, Jalan Prof. Khoo Kay Kim, Seksyen 13, Petaling Jaya/Selangor Darul Ehsan, 46200	35
Pertini Vista Sdn. Bhd.	12th Floor, Menara Symphony, No. 5, Jalan Prof. Khoo Kay Kim, Seksyen 13, Petaling Jaya/Selangor Darul Ehsan, 46200	100
Provista Ventures Sdn. Bhd.	12th Floor, Menara Symphony, No. 5, Jalan Prof. Khoo Kay Kim, Seksyen 13, Petaling Jaya/Selangor Darul Ehsan, 46200	100
Sarawak Shell Berhad	12th Floor, Menara Symphony, No. 5, Jalan Prof. Khoo Kay Kim, Seksyen 13, Petaling Jaya/Selangor Darul Ehsan, 46200	100
Shell Business Service Centre Sdn. Bhd.	12th Floor, Menara Symphony, No. 5, Jalan Prof. Khoo Kay Kim, Seksyen 13, Petaling Jaya/Selangor Darul Ehsan, 46200	100
Shell Global Solutions (Malaysia) Sdn. Bhd.	12th Floor, Menara Symphony, No. 5, Jalan Prof. Khoo Kay Kim, Seksyen 13, Petaling Jaya/Selangor Darul Ehsan, 46200	100
Shell Malaysia Trading Sendirian Berhad	12th Floor, Menara Symphony, No. 5, Jalan Prof. Khoo Kay Kim, Seksyen 13, Petaling Jaya/Selangor Darul Ehsan, 46200	100
Shell MDS (Malaysia) Sendirian Berhad	12th Floor, Menara Symphony, No. 5, Jalan Prof. Khoo Kay Kim, Seksyen 13, Petaling Jaya/Selangor Darul Ehsan, 46200	72
Shell New Ventures Malaysia Sdn. Bhd. [i]	12th Floor, Menara Symphony, No. 5, Jalan Prof. Khoo Kay Kim, Seksyen 13, Petaling Jaya/Selangor Darul Ehsan, 46200	100
Shell People Services Asia Sdn. Bhd.	12th Floor, Menara Symphony, No. 5, Jalan Prof. Khoo Kay Kim, Seksyen 13, Petaling Jaya/Selangor Darul Ehsan, 46200	100
Shell Sabah Selatan Sendirian Berhad	12th Floor, Menara Symphony, No. 5, Jalan Prof. Khoo Kay Kim, Seksyen 13, Petaling Jaya/Selangor Darul Ehsan, 46200	100
Shell Timur Sdn. Bhd.	12th Floor, Menara Symphony, No. 5, Jalan Prof. Khoo Kay Kim, Seksyen 13, Petaling Jaya/Selangor Darul Ehsan, 46200	70
Shell Treasury Malaysia (L) Limited	Kensington Gardens, No. U1317, Lot 7616, Jalan Jumidar Buyong, Labuan F.T., 87000	100

ADDITIONAL INFORMATION SHELL FORM 20-F 2019	E8

Tanjung Manis Oil Terminal Management Sdn. Bhd.	Lot 7689 and Lot 7690, Section 64, Kuching Town Land District, Jalan Pending, Kuching, Sarawak, 93450	14
MAURITIUS
BG Mauritius LNG Holdings Ltd	6th Floor, Tower A, 1 Cybercity, Ebene, 72201	100
BG Mumbai Holdings Limited	6th Floor, Tower A, 1 Cybercity, Ebene, 72201	100
Pennzoil Products International Company	33 Edith Cavell Street, Port Louis, 11324	100
MEXICO
Comercial Importadora S.A. De C.V.	Guillermo González Camarena No. 400, Santa Fe, lvaro Obregón, Ciudad de México, 1210	50
Concilia Asesores y Servicios, S.A. de C.V.	Guillermo González Camarena No. 400, Santa Fe, lvaro Obregón, Ciudad de México, 1210	50
Gas Del Litoral, S. de R.L. de C.V.	Avenida Paseo de las Palmas 340, 1st floor, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Ciudad de México, 11000	75
Mega Gasolineras SA de CV	Avenida Cerro Gordo del Campestre 201 int 202, Las Quintas, León, Guanajuato, 37125	50
Shell Energy Mexico, S.A. de C.V.	Avenida Paseo de las Palmas 340, 1st floor, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Ciudad de México, 11000	100
Shell Exploración y Extracción de México, S.A. de C.V.	Avenida Paseo de las Palmas 340, 1st floor, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Ciudad de México, 11000	100
Shell México Gas Natural, S. de R.L. de C.V.	Avenida Paseo de las Palmas 340, 1st floor, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Ciudad de México, 11000	100
Shell México, S.A. de C.V.	Avenida Paseo de las Palmas 340, 1st floor, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Ciudad de México, 11000	100
Shell Servicios México, S.A. de C.V.	Avenida Paseo de las Palmas 340, 1st floor, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Ciudad de México, 11000	100
Shell Solutions Mexico S.A. de C.V.	Avenida Paseo de las Palmas 340, 1st floor, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Ciudad de México, 11000	100
Shell Trading México, S. de R.L. de C.V.	Avenida Paseo de las Palmas 340, 1st floor, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Ciudad de México, 11000	100
NETHERLANDS
Amsterdam Schiphol Pijpleiding Beheer B.V.	Amsterdamseweg 55, 1182 GP Amstelveen, P.O. Box 75650, Luchthaven Schiphol, 1118 ZS	40
Attiki Gas B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
B.R.E. B.V.	Lelystad, Deventer, 7425 SB	100
B.V. Dordtsche Petroleum Maatschappij	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
B.V. Petroleum Assurantie Maatschappij	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG Gas Atlantic Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG Gas Brazil E&P 12 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG Gas Brazil Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG Gas Global Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG Gas International B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG Gas International Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG Gas Netherlands Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG Gas Sao Paulo Investments B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BJS Oil Operations B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	80
BJSA Exploration and Production B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Blauwwind II C.V. [d]	Weena 70, Rotterdam, 3012 CM	20
Blauwwind Management II B.V.	Weena 70, Rotterdam, 3012 CM	20
Caspi Meruerty Operating Company B.V. [b]	Muiderstraat 1, Amsterdam, 1011 PZ	40
Chosun Shell B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Cicerone Holding B.V.	Herikerbergweg 238, Amsterdam, 1101 CM	51
Ellba B.V. [b]	Vondelingenweg 601, Vondelingenplaat, Rotterdam, 3196 KK	50
Ellba C.V. [b] [d]	Vondelingenweg 601, Vondelingenplaat, Rotterdam, 3196 KK	50
Euroshell Cards B.V.	Weena 70, Rotterdam, 3012 CM	100
Fitzroy C.V. [d]	Stationsplein 45, Rotterdam, 3013 AK	20
Gasterra B.V.	P.O. Box 477, Groningen, 9700 AL	25
Guara B.V.	Weena 722, Rotterdam, 3014 DA	30
Hkz Lp 18 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Hkz Lp 19 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Hkz Lp 20 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Hkz Lp 21 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Hkz Lp 22 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Iara B.V.	Weena 762, 9e verdieping, kamer A, Rotterdam, 3014 DA	25
Infineum Holdings B.V.	Herikerbergweg 238, Amsterdam, 1101 CM	50
Integral Investments B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Jordan Oil Shale Company B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Karachaganak Petroleum Operating B.V. [b]	Strawinskylaan 1345, Amsterdam, 1077 XX	29
Lapa Oil & Gas B.V.	Weena 762, 9e verdieping, kamer A, Rotterdam, 3014 DA	30
Libra Oil & Gas B.V.	Weena 762, Rotterdam, 3014 DA	20
LNG Shipping Operation Services Netherlands B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Loyalty Management Netherlands B.V.	Polaris Avenue 81, P.O. Box 2047, 2130 GE, Hoofddorp, 2132 JH	40
Maasvlakte Olie Terminal C.V. [d]	Europaweg 975, Maasvlakte, Rotterdam, 3199 LC	16
Multi Tank Card B.V.	Antareslaan 39, P.O. Box 3068, 2130 KB, Hoofddorp, 2132 JE	30
N.V. Rotterdam-Rijn Pijpleiding Maatschappij [b]	Butaanweg 215, Vondelingplaat, Rotterdam, 3196 KC	56
Nederlandse Aardolie Maatschappij B.V.	Schepersmaat 2, Assen, 9405 TA	50
Netherlands Alng Holding Company B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100

ADDITIONAL INFORMATION SHELL FORM 20-F 2019	E9

Noordzeewind B.V.	2e Havenstraat 5b, Ijmuiden, 1976 CE	50
Noordzeewind C.V. [d]	2e Havenstraat 5b, Ijmuiden, 1976 CE	50
North Caspian Operating Company N.V. [b]	Oostduinlaan 2, The Hague, 2596 JM	17
Paqell B.V.	Reactorweg 301, unit 1.3, Utrecht, 3542 AD	50
Raffinaderij Shell Mersin N.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
RESCO B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Salym Petroleum Development N.V. [b]	Carel van Bylandtlaan 30, The Hague, 2596 HR	50
Shell Abu Dhabi B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Additives Holdings (I) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Additives Holdings (II) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Albania Block 4 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell and Vivo Lubricants B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	50
Shell Asset Management Company B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Brazil Holding B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Business Development Central Asia B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Caspian B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Caspian Pipeline Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Chemicals Europe B.V.	Weena 70, Rotterdam, 3012 CM	100
Shell Chemicals Ventures B.V. [k]	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell China B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell China Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Deepwater Tanzania B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Development Iran B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Downstream Services International B.V.	Weena 70, Rotterdam, 3012 CM	100
Shell E and P Offshore Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Egypt N.V. [e]	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Energy Europe B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EP Holdings (EE&ME) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EP Middle East Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EP Oman B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EP Russia Investments (III) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EP Russia Investments (V) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EP Somalia B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EP Wells Equipment Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Europe New Energies Holding B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration & Production Brunei B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (100) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (101) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (102) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (103) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (104) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (105) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (106) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (107) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (79) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (82) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (84) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (89) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (90) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (91) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (92) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (93) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (94) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (96) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (99) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LI) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXI) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXII) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXV) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXVI) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXXI) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXXV) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (XL) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100

ADDITIONAL INFORMATION SHELL FORM 20-F 2019	E10

Shell Exploration and Production Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Investments B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Mauritania (C10) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Mauritania (C19) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Services (RF) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production South Africa B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Ukraine I B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Ukraine Investments (I) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Ukraine Investments (II) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production West-Siberia B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration Company (RF) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration Company (West) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration Company B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration Venture Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Finance (Netherlands) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Gas & Power Developments B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Gas (LPG) Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Gas B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Gas Iraq B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Gas Nigeria B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Gas Venezuela B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Generating (Holding) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Geothermal B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Global Solutions (Eastern Europe) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Global Solutions International B.V.	Lange Kleiweg 40, Rijswijk, 2288 GK	100
Shell Global Solutions Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Information Technology International B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Integrated Gas Oman B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell International B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell International Exploration and Production B.V.	Carel van Bylandtlaan 16, The Hague, 2596 HR	100
Shell International Finance B.V. [a]	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Internationale Research Maatschappij B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Internet Ventures B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Iraq Petroleum Development B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Iraq Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Kazakhstan B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Kazakhstan Development B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Kuwait Exploration and Production B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell LNG Bunkering B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell LNG Port Spain B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Lubricants Supply Company B.V.	Weena 70, Rotterdam, 3012 CM	100
Shell Manufacturing Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Mozambique B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell MSPO 2 Holding B.V.	Vondelingenweg 601, Vondelingenplaat, Rotterdam, 3196 KK	100
Shell Namibia Upstream B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Nanhai B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Nederland B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Nederland Chemie B.V. [i]	Chemieweg 25, P.O. Box 6060, Moerdijk, 4780 LN	100
Shell Nederland Raffinaderij B.V.	Vondelingenweg 601, Vondelingenplaat, Rotterdam, 3196 KK	100
Shell Nederland Verkoopmaatschappij B.V.	Weena 70, Rotterdam, 3012 CM	100
Shell Netherlands Canada Financing B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell New Energies NL B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Offshore (Personnel) Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Offshore Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell OKLNG Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Olie OG Gas Holding B.V. [k]	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Oman Exploration and Production B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Overseas Investments B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Pensioenbureau Nederland B.V.	Postbus 157, The Hague, 2501 CD	100
Shell Petroleum N.V. [a]	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Philippines Exploration B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Project Development (VIII) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100

ADDITIONAL INFORMATION SHELL FORM 20-F 2019	E11

Shell RDS Holding B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Sakhalin Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Sakhalin Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Salym Development B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Sao Tome and Principe B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Services Oman B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Shared Services (Asia) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell TapUp B.V.	Hofplein 20, Rotterdam, 3032 AC	100
Shell Technology Ventures Fund 1 B.V.	Strawinskylaan 3127 8e etage, Amsterdam, 1077 ZX	52
Shell Trademark Management B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Trading Rotterdam B.V.	Weena 70, Rotterdam, 3012 CM	100
Shell Trading Russia B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Upstream Albania B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Upstream Development B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Upstream Indonesia Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Upstream Spain B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Upstream Turkey B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Ventures B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Ventures Investments B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Western LNG B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Windenergy Netherlands B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Windenergy NZW I B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Snijders Olie B.V.	Weena 70, Rotterdam, 3012 CM	100
SolarNow B.V.	Zeelandsestraat 1, Millingen aan de Rijn, 6566 DE	23
Syria Shell Petroleum Development B.V. [j]	Carel van Bylandtlaan 30, The Hague, 2596 HR	65
Tamba B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	50
Tankstation Exploitatie Maatschappij Holding B.V.	Weena 70, Rotterdam, 3012 CM	100
The Green Near Future 5 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
The New Motion B.V.	Rigakade 20, Amsterdam, 1013 BC	100
Travis Road Services International B.V.	Dr. Hub van Doorneweg 183, Tilburg, 5026 RD	34
Tupi B.V.	Wilhelminatoren, Wilhelminaplein 14, Rotterdam, 3072	25
W2C GP B.V.	Stationsplein 45, Rotterdam, 3013 AK	20
Waalbrug Exploitatie Maatschappij B.V.	Henri Berssenbruggestraat 9, Deventer, 7425 SB	100
Zeolyst C.V.	Oosterhorn 36, Farmsum, 9936 HD	50
NEW ZEALAND
Energy Finance NZ Limited	c/o Baker Tilly Staples Rodway Taranaki Limited, 109-113 Powderham Street, P.O. Box 146, New Plymouth, Taranaki, 4340	100
Energy Holdings Offshore Limited	c/o Baker Tilly Staples Rodway Taranaki Limited, 109-113 Powderham Street, P.O. Box 146, New Plymouth, Taranaki, 4340	100
Shell (Petroleum Mining) Company Limited	c/o Baker Tilly Staples Rodway Taranaki Limited, 109-113 Powderham Street, P.O. Box 146, New Plymouth, Taranaki, 4340	100
Shell Energy Asia Limited	c/o Baker Tilly Staples Rodway Taranaki Limited, 109-113 Powderham Street, P.O. Box 146, New Plymouth, Taranaki, 4340	100
Shell Investments NZ Limited	c/o Baker Tilly Staples Rodway Taranaki Limited, 109-113 Powderham Street, P.O. Box 146, New Plymouth, Taranaki, 4340	100
Southern Petroleum No Liability	c/o Baker Tilly Staples Rodway Taranaki Limited, 109-113 Powderham Street, P.O. Box 146, New Plymouth, Taranaki, 4340	100
NIGERIA
All on Partnerships for Energy Access Limited by Guarantee	44 Bourdillon Road, Ikoyi, Lagos	100
BG Exploration and Production Nigeria Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
BG Upstream A Nigeria Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Delta Business Development Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Nigeria LNG Limited	Corporate Office, Intels Aba Road Estate, Km16 Aba Expressway, Port Harcourt, 500211	26
NLNG Shipping Management Limited	Corporate Office, Intels Aba Road Estate, Km16 Aba Expressway, Port Harcourt, 500211	20
Shell Exploration and Production Africa Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Business Operations Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Closed Pension Fund Administrator Ltd	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Exploration and Production Company Ltd	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Exploration and Production Echo Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Exploration Properties Alpha Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Exploration Properties Beta Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Exploration Properties Charlie Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Gas Ltd (SNG)	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Infrastructure Development Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Offshore Prospecting Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Oil Products Limited (SNOP)	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Ultra Deep Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Upstream Ventures Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Thrift & Loan Fund Trustees Nig Ltd	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	99

ADDITIONAL INFORMATION SHELL FORM 20-F 2019	E12

The Shell Petroleum Development Company of Nigeria Limited	Shell Industrial Area, P.O. Box 263, Rivers State, Port Harcourt, 500272	100
NORWAY
A/S Norske Shell	Tankvegen 1, Tananger, 4056	100
Aviation Fuelling Services Norway AS	Bygg 6, Drammensveien 134, Oslo, 0277	50
Enhanced Well Technologies Group AS	Kongsgårdbakken 1, Stavanger, 4005	35
Gasnor AS	Helganesvegen 59, Avaldsnes, Karmøy, 4262	100
Ormen Lange Eiendom DA	Nyhamna, Aukra, 6480	18
Shell New Energies AS	Karenslyst Allé 2, Oslo, 0278	100
Technology Centre Mongstad DA	Mongstad 71A, Mongstad, 5954	8
Vestprosess DA	Forusbeen 50, Stavanger, 4035	8
OMAN
Oman LNG LLC	P.O. Box 560, Mina Al Fahal, Muscat, 116	30
Petroleum Development Oman LLC	P.O. Box 81, Mina Al Fahal, Muscat, 113	34
Shell Development Oman LLC	P.O. Box 74, Mina Al Fahal, Muscat, 116	100
Shell Oman Marketing Company SAOG	P.O. Box 38, Mina Al Fahal, Muscat, 116	49
Sohar Solar Qabas (FZC) LLC	P.O. Box 398, Sohar Free Zone, North Al Batinah Governorate, Sohar, 322	100
PAKISTAN
Pak Arab Pipeline Company Limited	House No. 2-B, Nazimuddin Road, F-8/1, Islamabad, 75400	20
Pakistan Energy Gateway Limited	E110, Khayaban e Jinnah, Lahore Cantonement, Punjab, Cantonement, 54810	33
Shell Energy Pakistan (smc-private) Limited	Shell House, 6 Ch. Khaliquzzaman Road, Karachi, 75530	100
Shell Pakistan Limited	Shell House, 6 Ch. Khaliquzzaman Road, Karachi, 75530	76
PERU
Shell GNL Peru S.A.C.	Calle Dean Valdivia 111, Oficina 802, San Isidro, Lima, Lima 27	100
Shell Operaciones Peru S.A.C.	Calle Dean Valdivia 111, Oficina 802, San Isidro, Lima, Lima 27	100
PHILIPPINES
Bonifacio Gas Corporation	2nd Floor, Bonifacio Technology Center, 31st Street corner 2nd Avenue, Bonifacio Global City, Taguig, Metro Manila, 1635	24
Connected Freight Solutions Philippines, Inc.	41st Floor, The Finance Center, 26th Street corner 9th Avenue, Bonifacio Global City, Taguig, Metro Manila, 1635	84
Kamayan Realty Corporation	NDC Bldg., 116 Tordesillas St., Salcedo Village, Makati City, Metro Manila, 1227	22
Manta Energy Inc	1004 East Tower, PSE Centre, Exchange Road, Ortigas Center, Pasig City, 1605	100
Pilipinas Shell Petroleum Corporation	41st Floor, The Finance Center, 26th Street corner 9th Avenue, Bonifacio Global City, Taguig, Metro Manila, 1635	55
Shell Chemicals Philippines, Inc.	41st Floor, The Finance Center, 26th Street corner 9th Avenue, Bonifacio Global City, Taguig, Metro Manila, 1635	100
Shell Gas and Energy Philippines Corporation	41st Floor, The Finance Center, 26th Street corner 9th Avenue, Bonifacio Global City, Taguig, Metro Manila, 1635	100
Shell Gas Trading (Asia Pacific), Inc.	Subic Bay Free Port Zone, Olangapo City, 2200	100
Shell Solar Philippines Corporation	41st Floor, The Finance Center, 26th Street corner 9th Avenue, Bonifacio Global City, Taguig, Metro Manila, 1635	100
Tabangao Realty, Inc.	Unit D 9th Floor Inoza Tower, 40th Street, North Bonifacio, Bonifacio Global City, Taguig, Metro Manila, 1634	40
POLAND
Shell Energy Retail Poland Sp. z o.o.	Al. Pokoju 5, Krakow, 31-548	100
Shell Polska Sp. z o.o.	ul. Bitwy Warszawskiej 1920 r. nr 7A, Warsaw, 02-366	100
PORTUGAL
Shell Madeira Praia Formosa - Instalações, Comércio e Distribuição de Combustíveis S.A	Avenida dos Combatentes da Grande Guerra nº 17, Freguesia de S. Juliao, Setúbal, 2900-329	100
PUERTO RICO
Station Managers of Puerto Rico, Inc.	P.O. Box 186, Yabucoa, PR 00767-0186	100
QATAR
Qatar Liquefied Gas Company Limited (4)	P.O. Box 22666, Doha	30
Qatar Shell Research & Technology Centre QSTP-LLC	Qatar Science & Technology Park Tech1, Office 101, P.O. Box 3747, Doha	100
Qatar Shell Service Company W.L.L.	Al Mirqab Tower, West Bay, P.O. Box 3747, Doha	100
RUSSIA
Khanty-Mansiysk Petroleum Alliance Closed Joint Stock Company [b]	24 A Yakubovicha ul., Saint Petersburg, 190000	50
Limited Liability Company "Shell Neft"	24 Bld D Smolnaya street, Moscow, 125445	100
Limited Liability Company "Shell Neftegaz Development (V)"	Novinsky blvd, 31, Moscow, 123242	100
LLC Shell NefteGaz Development	Novinsky blvd, 31, Moscow, 123242	100
Meretoyahaneftegaz LLC [b] [c]	16 Komsomolskaya street, Apartment 36, Yamalo-Nenetsky Autonomous Region, Nadym, 629733	50
Syriaga Neftegaz Development LLC	Novinsky blvd, 31, Moscow, 123242	100
SAINT KITTS AND NEVIS
Shell Oil & Gas (Malaysia) LLC	Morning Star Holdings Limited, Main Street, Suite 556, Charlestown, Nevis, West Indies	90
SAINT LUCIA
BG Atlantic 1 Holdings Limited	Mercury Court, Choc Estate, Castries	100
BG Atlantic 2/3 Holdings Limited	Mercury Court, Choc Estate, Castries	100
BG Atlantic 4 Holdings Limited	Mercury Court, Choc Estate, Castries	100
BG Central Holdings Ltd.	Mercury Court, Choc Estate, Castries	100
BG West Indies No. 2 Limited	Mercury Court, Choc Estate, Castries	100
SAUDI ARABIA
Al Jomaih and Shell Lubricating Oil Co.Ltd.	P.O. Box 41467, Riyadh, 11521	50

ADDITIONAL INFORMATION SHELL FORM 20-F 2019	E13

Peninsular Aviation Services Company Limited	P.O. Box 6369, Jeddah, 21442	25
SINGAPORE
BG Asia Pacific Holdings Pte. Limited	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
BG Asia Pacific Services Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
BG Exploration & Production Myanmar Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
BG Insurance Company (Singapore) Pte Ltd	10 Collyer Quay, #10-01 Ocean Financial Centre, Singapore, 049315	100
BG Myanmar Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
BG Oil Marketing Pte Ltd	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Cleantech Renewable Assets Pte Ltd	25 Church Street, 03-04 Capital Square three, Singapore, 049482	49
Connected Freight Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	84
Ellba Eastern (Pte) Ltd	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Fuelng Pte. Ltd	50 Gul Road, Singapore, 629351	50
Infineum Singapore LLP	31 International Business Park, #04-08, Creative Resource, Singapore, 609921	50
QPI and Shell Petrochemicals (Singapore) Pte Ltd	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	51
Shell Catalysts & Technologies Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Chemicals Seraya Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Eastern Petroleum (Pte) Ltd [i]	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Eastern Trading (Pte) Ltd [i]	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Gas Marketing Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell India Ventures Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Integrated Gas Thailand Pte.Limited	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell International Shipping Services (Pte) Ltd	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Myanmar Energy Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Myanmar Petroleum Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Pulau Moa Pte Ltd	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Seraya Pioneer (Pte) Ltd	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Singapore Trustees (Pte) Ltd	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Tankers (Singapore) Private Limited	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Treasury Centre East (Pte) Ltd	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Singapore Lube Park Pte. Ltd. [b]	160 Tuas South Avenue 5, Singapore, 637364	44
Sirius Well Manufacturing Services Pte. Ltd. [b]	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	50
Zeco Systems Pte. Ltd.	1 Commonwealth Lane, #09-30, One Commonwealth, Singapore, 149544	99
SLOVAKIA
SHELL Slovakia s.r.o.	Einsteinova 23, Bratislava, 851 01	100
SLOVENIA
Shell Adria d.o.o.	Bravnicarjeva ulica 13, Ljubljana, 1000	100
SOUTH AFRICA
Bituguard Southern Africa (Pty) Ltd	Twickenham, The Campus, 57 Sloan Street, Epsom Downs, Bryanston, 2021	36
Blendcor (Pty) Ltd. [b]	Honshu Road, Durban, 4001	36
Sekelo Oil Trading (Pty) Limited	1st Floor Oxford Parks, 199 Oxford Road, Dunkeld, Gauteng, 2196	43
Shell & BP South African Petroleum Refineries (Pty) Limited [b]	Reunion, Durban, 4001	36
Shell Downstream South Africa (Pty) Ltd	Twickenham, The Campus, 57 Sloan Street, Epsom Downs, Bryanston, 2021	72
Shell Global Customer Services Centre Cape Town (Pty) Ltd	10 Rua Vasco de Gama, Foreshore, Cape Town, 8000	100
Shell South Africa Energy (Pty) Ltd	Twickenham, The Campus, 57 Sloan Street, Epsom Downs, Bryanston, 2021	100
Shell South Africa Exploration (Pty) Limited	Twickenham, The Campus, 57 Sloan Street, Epsom Downs, Bryanston, 2021	100
Shell South Africa Holdings (Pty) Ltd	Twickenham, The Campus, 57 Sloan Street, Epsom Downs, Bryanston, 2021	100
STISA (Pty) Limited	Suite OE/2, The Nautica, The Waterclub, Beach Road, Granger Bay, Cape Town, 8001	72
SOUTH KOREA
Hankook Shell Oil Company	No. 250, Sinsun-ro, Nam-gu, Busan, 48561	54
Hyundai and Shell Base Oil Co., Ltd	640-6, Daejuk-ri, Daesan-eup, Seosan-shi, Chungchongnam-do, 356-713	40
SPAIN
BG Energy Iberian Holdings, S.L.	Paseo de la Castellana, 257-6º, Madrid, 28046	100
Shell & Disa Aviation España, S.L.	Rio Bullaque, 2, Madrid, 28034	50
Shell España, S.A.	Paseo de la Castellana, 257-6º, Madrid, 28046	100
Shell Spain LNG, S.A.U.	Paseo de la Castellana, 257-6º, Madrid, 28046	100
SUDAN
Shell (Sudan) Petroleum Development Company Limited	Shell House, P.O. Box 320, Khartoum	100
SWEDEN
A Flygbränslehantering Aktiebolag	P.O. Box 135, Stockholm-Arlanda, 190 46	25
BG International Services AB	Deloitte, P.O. Box 450, Östersund, 831 26	100
Gothenburg Fuelling Company AB	P.O. Box 2154, Gothenburg, 438 14	33
Malmö Fuelling Services AB	Sturup Flygplats, P.O. Box 22, Malmö, 230 32	33
Shell Aviation Sweden AB	Gustavslundsvägen 22, Bromma, 16751	100

ADDITIONAL INFORMATION SHELL FORM 20-F 2019	E14

Stockholm Fuelling Services AB	P.O. Box 85, Stockholm-Arlanda, 190 45	25
SWITZERLAND
Saraco SA	Route de Pré-Bois 17, Cointrin, 1216	20
Shell (Switzerland) AG	Baarermatte, Baar, 6340	100
Shell Brands International AG	Baarermatte, Baar, 6340	100
Shell Corporate Services Switzerland AG	Baarermatte, Baar, 6340	100
Shell Finance Switzerland AG	Baarermatte, Baar, 6340	100
Shell Holdings Switzerland AG	Baarermatte, Baar, 6340	100
Shell Lubricants Switzerland AG	Steigerhubelstrasse 8, Bern, 3008	100
Shell Trading Switzerland AG	Baarermatte, Baar, 6340	100
Shell Treasury Company Switzerland AG	Baarermatte, Baar, 6340	100
SOGEP Sociéte Genevoise des Pétroles SA	Route de Vernier 132, Vernier, 1214	34
Solen Versicherungen AG	Baarermatte, Baar, 6340	100
Stazioni Autostradali Bellinzona SA	Autostrada A2 (direzione Gottardo), Hotel Bellinzona Sud, Monte Carasso, 6513	50
UBAG - Unterflurbetankungsanlage Flughafen Zürich AG	Zwüscheteich, Rümlang, 8153	20
SYRIA
Al Badiah Petroleum Company	Damascus New Sham Western Dummar, Island No. 1 - Property 2299, P.O. Box 7660, Damascus	22
Al Furat Petroleum Company	Damascus New Sham Western Dummar, Island No. 1 - Property 2299, P.O. Box 7660, Damascus	20
TAIWAN
CPC Shell Lubricants Co. Ltd	No. 2, Tso-Nan Road, Nan-Tze District, P.O. Box 25-30, Kaohsiung, 811	51
Shell Taiwan Limited	International Trade Building, Room 2001, 20th Floor, 333, Keelung Road Section 1, Taipei, 110	100
TANZANIA
Fahari Gas Marketing Company Limited	1st Floor Kilwa House, Plot 369, Toure Drive, Oyster Bay, P.O. Box 105833, Dar es Salaam	53
Mzalendo Gas Processing Company Limited	1st Floor Kilwa House, Plot 369, Toure Drive, Oyster Bay, P.O. Box 105833, Dar es Salaam	53
Ruvuma Pipeline Company Limited	1st Floor Kilwa House, Plot 369, Toure Drive, Oyster Bay, P.O. Box 105833, Dar es Salaam	53
Tanzania LNG Limited	1st Floor Kilwa House, Plot 369, Toure Drive, Oyster Bay, P.O. Box 105833, Dar es Salaam	100
THAILAND
Pattanadhorn Company Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	42
Sahapanichkijphun Company Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	42
Shell Global Solutions (Thailand) Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	48
Shell Global Solutions Holdings (Thailand) Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	49
Shell Global Solutions Service (Thailand) Company Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	100
Thai Energy Company Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	100
Unitas Company Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	42
TRINIDAD AND TOBAGO
BG 2/3 Investments Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	100
Point Fortin LNG Exports Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	81
Shell Gas Supply Trinidad Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	100
Shell LNG T&T Ltd	5 Saint Clair Avenue, Saint Clair, Port of Spain	100
Shell Manatee Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	100
Shell Trinidad Central Block Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	100
Shell Trinidad Ltd	Shell Energy House, 5 St. Clair Avenue, Port of Spain	100
Shell Trinidad North Coast Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	100
The International School of Port of Spain Limited	1 International Drive, Westmoorings	25
TRINLING Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	100
TUNISIA
Amilcar Petroleum Operations S.A.	Immeuble Mezghenni, Rue du Lac Windermere BP36, Les Berges du Lac, Tunis, 1053	50
Shell Tunisia LPG S.A.	Immeuble Rue du Lac Windermere, Les Berges du Lac, Tunis, 1053	100
Tunisian Processing S.A.	Immeuble Rue du Lac Windermere, Les Berges du Lac, Tunis, 1053	100
TURKEY
Ambarli Depolama Hizmetleri Ltd. Sti.	Yakuplu Mah. Gencosman Cad. No:7, Beylikduzu, Istanbul, 34524	35
Cekisan Depolama Hizmetleri Ltd. Sti.	Yakuplu Mah. Gencosman Cad. No:3, Beylikduzu, Istanbul, 34524	35
Marmara Depoculuk Hizmetleri A.S.	Sultankoy Mahallesi Maltepe Sokak No:66, Marmara Ereglisi, Tekirdag, 59750	32
Samsun Akaryakit VE Depolama A.S.	Dilovasi Organize Sanayi Bolgesi 1.Kisim, 1004 Sokak No:10, Dilovasi, Kocaeli	35
Shell & Turcas Petrol A.S.	Gulbahar Mah.Salih Tozan Sok., Karamancilar Is Merkezi B Blok No:18, Esentepe, Sisli, Istanbul, 34394	70
Shell Enerji A.S.	Gulbahar Mah.Salih Tozan Sok., Karamancilar Is Merkezi B Blok No:18, Esentepe, Sisli, Istanbul, 34394	100
Shell Petrol A.S.	Gulbahar Mah.Salih Tozan Sok., Karamancilar Is Merkezi B Blok No:18, Esentepe, Sisli, Istanbul, 34394	70
UK
Alie Investments Limited	Shell Centre, London, SE1 7NA	100
Angkor Shell Limited	Shell Centre, London, SE1 7NA	100
Applied Blockchain Ltd	Level 39, One Canada Square, London, E14 5AB	21
Autogas Limited	Athena House, Athena Drive, Tachbrook Park, Warwick, CV34 6RL	50
BG Central Holdings Limited	Shell Centre, London, SE1 7NA	100

ADDITIONAL INFORMATION SHELL FORM 20-F 2019	E15

BG Cyprus Limited	Shell Centre, London, SE1 7NA	100
BG Delta Limited	Shell Centre, London, SE1 7NA	100
BG Employee Shares Trustees Limited	Shell Centre, London, SE1 7NA	100
BG Energy Capital Plc	Shell Centre, London, SE1 7NA	100
BG Energy Holdings Limited	Shell Centre, London, SE1 7NA	100
BG Energy Marketing Limited	Shell Centre, London, SE1 7NA	100
BG Equatorial Guinea Limited	Shell Centre, London, SE1 7NA	100
BG Exploration and Production Limited	Shell Centre, London, SE1 7NA	100
BG Gas Services Limited	Shell Centre, London, SE1 7NA	100
BG Gas Supply (UK) Limited	Shell Centre, London, SE1 7NA	100
BG General Holdings Limited	Shell Centre, London, SE1 7NA	100
BG General Partner Limited	50 Lothian Road, Festival Square, Edinburgh, EH3 9WJ	100
BG Global Employee Resources Limited	Shell Centre, London, SE1 7NA	100
BG Great Britain Limited	Shell Centre, London, SE1 7NA	100
BG Group Company Secretaries Limited	Shell Centre, London, SE1 7NA	100
BG Group Employee Benefit Trust Limited	Shell Centre, London, SE1 7NA	100
BG Group Employee Shares Trustees Limited	Shell Centre, London, SE1 7NA	100
BG Group Limited	Shell Centre, London, SE1 7NA	100
BG Group Pension Trustees Limited	Shell Centre, London, SE1 7NA	100
BG Group Trustees Limited	Shell Centre, London, SE1 7NA	100
BG Intellectual Property Limited	Shell Centre, London, SE1 7NA	100
BG International Limited	Shell Centre, London, SE1 7NA	100
BG Iran Limited	Shell Centre, London, SE1 7NA	100
BG Karachaganak Limited	Shell Centre, London, SE1 7NA	100
BG Karachaganak Trading Limited	Shell Centre, London, SE1 7NA	100
BG Kenya L10A Limited	Shell Centre, London, SE1 7NA	100
BG Kenya L10B Limited	Shell Centre, London, SE1 7NA	100
BG LNG Investments Limited	Shell Centre, London, SE1 7NA	100
BG Mongolia Holdings Limited	Shell Centre, London, SE1 7NA	100
BG Netherlands	Shell Centre, London, SE1 7NA	100
BG Netherlands Financing Unlimited	Shell Centre, London, SE1 7NA	100
BG Norge Exploration Limited	Shell Centre, London, SE1 7NA	100
BG Norge Limited	Shell Centre, London, SE1 7NA	100
BG North Sea Holdings Limited	Shell Centre, London, SE1 7NA	100
BG OKLNG Limited	Shell Centre, London, SE1 7NA	100
BG Overseas Holdings Limited	Shell Centre, London, SE1 7NA	100
BG Overseas Investments Limited	Shell Centre, London, SE1 7NA	100
BG Overseas Limited	Shell Centre, London, SE1 7NA	100
BG Pension Funding Scottish Limited Partnership [l]	50 Lothian Road, Festival Square, Edinburgh, EH3 9WJ	100
BG Rosetta Limited	Shell Centre, London, SE1 7NA	100
BG South East Asia Limited	Shell Centre, London, SE1 7NA	100
BG Subsea Well Project Limited	Shell Centre, London, SE1 7NA	100
BG Tanzania Holdings Limited	Shell Centre, London, SE1 7NA	100
BG Trinidad LNG Limited	Shell Centre, London, SE1 7NA	100
BG UK Holdings Limited	Shell Centre, London, SE1 7NA	100
Brazil Shipping I Limited	Shell Centre, London, SE1 7NA	100
Brazil Shipping II Limited	Shell Centre, London, SE1 7NA	100
British Pipeline Agency Limited	5-7 Alexandra Road, Hemel Hempstead, Hertfordshire, HP2 5BS	50
B-Snug Limited	Shell Centre, London, SE1 7NA	100
CRI Catalyst Company Europe Limited	Shell Centre, London, SE1 7NA	100
Derivatives Trading Americas Limited	Shell Centre, London, SE1 7NA	100
Dragon LNG Group Limited [b]	Main Road, Waterston, Milford Haven, Pembrokeshire, SA73 1DR	50
Eastham Refinery Limited [b]	Shell Centre, London, SE1 7NA	50
Enterprise Oil Limited	Shell Centre, London, SE1 7NA	100
Enterprise Oil Middle East Limited	Shell Centre, London, SE1 7NA	100
Enterprise Oil Norge Limited	Shell Centre, London, SE1 7NA	100
Enterprise Oil Operations Limited	Shell Centre, London, SE1 7NA	100
Enterprise Oil U.K. Limited	Shell Centre, London, SE1 7NA	100
Farepilot Limited	Shell Centre, London, SE1 7NA	100
First Telecommunications Limited	Shell Energy House, Westwood Business Park, Westwood Way, Coventry, CV4 8HS	100
First Utility Limited	Shell Energy House, Westwood Business Park, Westwood Way, Coventry, CV4 8HS	100
Gainrace Limited	Shell Centre, London, SE1 7NA	100
Gatwick Airport Storage and Hydrant Company Limited	Shell Centre, London, SE1 7NA	13

ADDITIONAL INFORMATION SHELL FORM 20-F 2019	E16

Glossop Limited	Shell Centre, London, SE1 7NA	100
GOGB Limited	Shell Centre, London, SE1 7NA	100
Heathrow Airport Fuel Company Limited	Building 1204, Sandringham Road, Heathrow Airport, Hounslow, Middlesex, TW6 3SH	14
Heathrow Hydrant Operating Company Limited	Building 1204, Sandringham Road, Heathrow Airport, Hounslow, Middlesex, TW6 3SH	10
Hudson Energy Supply UK Limited	3/F Elder House, 586-592 Elder Gate, Milton Keynes, MK9 1LR	100
Impello Limited	Shell Energy House, Westwood Business Park, Westwood Way, Coventry, CV4 8HS	100
International Inland Waterways, Limited	Shell Centre, London, SE1 7NA	100
Karachaganak Project Development Limited [b]	Shell Centre, London, SE1 7NA	38
Khmer Shell Limited	Shell Centre, London, SE1 7NA	100
Kite Power Systems Limited	146 New London Road, Chelmsford, Essex, CM2 0AW	34
Limejump Energy Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Intermediate 1 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Ltd	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 1 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 10 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 11 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 12 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 13 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 14 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 15 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 2 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 3 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 4 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 5 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 6 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 7 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 8 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 9 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Machine Max Limited	Shell Centre, London, SE1 7NA	56
Manchester Airport Storage and Hydrant Company Limited	50 Broadway, London, SW1H 0BL	25
Maritime Association for Risk Mitigation & Safety Limited	Shell Centre, London, SE1 7NA	100
Methane Services Limited	Shell Centre, London, SE1 7NA	100
Murphy Schiehallion Limited	Shell Centre, London, SE1 7NA	100
Octane Properties Limited	Shell Centre, London, SE1 7NA	100
Private Oil Holdings Oman Limited	Shell Centre, London, SE1 7NA	85
Sabah Shell Petroleum Company Limited	Shell Centre, London, SE1 7NA	100
Saxon Oil Limited	Shell Centre, London, SE1 7NA	100
Saxon Oil Miller Limited	Shell Centre, London, SE1 7NA	100
Schooner Trustees Limited	Shell Centre, London, SE1 7NA	100
SELAP Limited	Shell Centre, London, SE1 7NA	100
SF Investment Management Limited	Shell Centre, London, SE1 7NA	100
Shell Aircraft Limited	Shell Centre, London, SE1 7NA	100
Shell Arabia Car Service Limited	Shell Centre, London, SE1 7NA	100
Shell Aviation Limited	Shell Centre, London, SE1 7NA	100
Shell Business Development Middle East Limited	Shell Centre, London, SE1 7NA	100
Shell Caribbean Investments Limited	Shell Centre, London, SE1 7NA	100
Shell Catalysts & Technologies Limited	Shell Centre, London, SE1 7NA	100
Shell Chemical Company of Eastern Africa Limited	Shell Centre, London, SE1 7NA	100
Shell Chemicals (Hellas) Limited	Shell Centre, London, SE1 7NA	100
Shell Chemicals Limited	Shell Centre, London, SE1 7NA	100
Shell Chemicals Support Services Asia Limited	Shell Centre, London, SE1 7NA	100
Shell Chemicals U.K. Limited	Shell Centre, London, SE1 7NA	100
Shell China Exploration and Production Company Limited	Shell Centre, London, SE1 7NA	100
Shell Clair UK Limited	Shell Centre, London, SE1 7NA	100
Shell Club Corringham Limited	Shell Centre, London, SE1 7NA	100
Shell Company (Hellas) Limited	Shell Centre, London, SE1 7NA	100
Shell Company (Pacific Islands) Limited	Shell Centre, London, SE1 7NA	100
Shell Corporate Director Limited	Shell Centre, London, SE1 7NA	100
Shell Corporate Secretary Limited	Shell Centre, London, SE1 7NA	100
Shell Direct (U.K.) Limited	Shell Centre, London, SE1 7NA	100
Shell Distributor (Holdings) Limited	Shell Centre, London, SE1 7NA	100
Shell Employee Benefits Trustee Limited	Shell Centre, London, SE1 7NA	100
[l] Established by BG Group plc and the BG Trustee in 2013 as part of funding agreements associated with the BG pension scheme. Under the exemption conferred by Regulation 7 of the Partnerships (Accounts) Regulations 2008, the accounts of this partnership have not been filed at the Companies House.

ADDITIONAL INFORMATION SHELL FORM 20-F 2019	E17

Shell Energy Europe Limited	Shell Centre, London, SE1 7NA	100
Shell Energy Investments Limited	Shell Centre, London, SE1 7NA	100
Shell Energy Retail Limited	Shell Energy House, Westwood Business Park, Westwood Way, Coventry, CV4 8HS	100
Shell Energy Supply UK LTD.	Shell Centre, London, SE1 7NA	100
Shell EP Offshore Ventures Limited	Shell Centre, London, SE1 7NA	100
Shell Exploration and Production Tanzania Limited	Shell Centre, London, SE1 7NA	100
Shell Finance GB Limited	Shell Centre, London, SE1 7NA	100
Shell Gas Holdings (Malaysia) Limited	Shell Centre, London, SE1 7NA	100
Shell Gas Marketing U.K Limited	Shell Centre, London, SE1 7NA	100
Shell Global LNG Limited	Shell Centre, London, SE1 7NA	100
Shell Hasdrubal Limited	Shell Centre, London, SE1 7NA	100
Shell Holdings (U.K.) Limited	Shell Centre, London, SE1 7NA	100
Shell Information Technology International Limited	Shell Centre, London, SE1 7NA	100
Shell International Gas Limited	Shell Centre, London, SE1 7NA	100
Shell International Limited	Shell Centre, London, SE1 7NA	100
Shell International Petroleum Company Limited	Shell Centre, London, SE1 7NA	100
Shell International Trading and Shipping Company Limited	Shell Centre, London, SE1 7NA	100
Shell Malaysia Limited	Shell Centre, London, SE1 7NA	100
Shell Marine Products Limited	Shell Centre, London, SE1 7NA	100
Shell New Energies UK Ltd	Shell Centre, London, SE1 7NA	100
Shell Overseas Holdings Limited	Shell Centre, London, SE1 7NA	100
Shell Overseas Services Limited	Shell Centre, London, SE1 7NA	100
Shell Pension Reserve Company (SIPF) Limited	Shell Centre, London, SE1 7NA	100
Shell Pension Reserve Company (SOCPF) Limited	Shell Centre, London, SE1 7NA	100
Shell Pension Reserve Company (UK) Limited	Shell Centre, London, SE1 7NA	100
Shell Pensions Trust Limited	Shell Centre, London, SE1 7NA	100
Shell Property Company Limited	Shell Centre, London, SE1 7NA	100
Shell QGC Holdings Limited [i]	Shell Centre, London, SE1 7NA	100
Shell QGC Midstream 1 Limited [i]	Shell Centre, London, SE1 7NA	100
Shell QGC Midstream 2 Limited	Shell Centre, London, SE1 7NA	100
Shell QGC Upstream 1 Limited	Shell Centre, London, SE1 7NA	100
Shell QGC Upstream 2 Limited	Shell Centre, London, SE1 7NA	100
Shell Research Limited	Shell Centre, London, SE1 7NA	100
Shell Response Limited	Shell Centre, London, SE1 7NA	100
Shell Shared Service Centre - Glasgow Limited	Shell Centre, London, SE1 7NA	100
Shell South Asia LNG Limited	Shell Centre, London, SE1 7NA	100
Shell Supplementary Pension Plan Trustees Limited	Shell Centre, London, SE1 7NA	100
Shell Tankers (U.K.) Limited	Shell Centre, London, SE1 7NA	100
Shell Trading International Limited	Shell Centre, London, SE1 7NA	100
Shell Treasury Centre Limited	Shell Centre, London, SE1 7NA	100
Shell Treasury Dollar Company Limited	Shell Centre, London, SE1 7NA	100
Shell Treasury Euro Company Limited	Shell Centre, London, SE1 7NA	100
Shell Treasury UK Limited	Shell Centre, London, SE1 7NA	100
Shell Trinidad 5(A) Limited	Shell Centre, London, SE1 7NA	100
Shell Trinidad and Tobago Limited	Shell Centre, London, SE1 7NA	100
Shell Trinidad Block E Limited	Shell Centre, London, SE1 7NA	100
Shell Trustee Solutions Limited	1 Altens Farm Road, Nigg, Aberdeen, AB12 3FY	100
Shell Tunisia Upstream Limited	Shell Centre, London, SE1 7NA	100
Shell U.K. Limited	Shell Centre, London, SE1 7NA	100
Shell U.K. North Atlantic Limited	Shell Centre, London, SE1 7NA	100
Shell U.K. Oil Products Limited	Shell Centre, London, SE1 7NA	100
Shell Upstream Overseas Services (I) Limited	Shell Centre, London, SE1 7NA	100
Shell Ventures New Zealand Limited	Shell Centre, London, SE1 7NA	100
Shell Ventures U.K. Limited	Shell Centre, London, SE1 7NA	100
Shell-Mex and B.P. Limited	Shell Centre, London, SE1 7NA	60
Stansted Fuelling Company Limited	Exxonmobil House, Ermyn Way, Leatherhead, KT22 8UX	14
Steama Company Limited	Pannone Corporate Llp, 378-380 Deansgate, Castlefield, Manchester, M3 4LY	35
STT (Das Beneficiary) Limited [a]	Shell Centre, London, SE1 7NA	100
Synthetic Chemicals (Northern) Limited	Shell Centre, London, SE1 7NA	100
Telegraph Service Stations Limited	Shell Centre, London, SE1 7NA	100
The Anglo-Saxon Petroleum Company Limited	Shell Centre, London, SE1 7NA	100
The Asiatic Petroleum Company Limited	Shell Centre, London, SE1 7NA	100
The Consolidated Petroleum Company Limited	Shell Centre, London, SE1 7NA	50

ADDITIONAL INFORMATION SHELL FORM 20-F 2019	E18

The Mexican Eagle Oil Company Limited	Shell Centre, London, SE1 7NA	100
The New Motion EVSE Limited	4th Floor, Davidson Building, 5 Southampton Street, London, WC2E 7HA	100
The Shell Company (W.I.) Limited	Shell Centre, London, SE1 7NA	100
The Shell Company of Hong Kong Limited	Shell Centre, London, SE1 7NA	100
The Shell Company of India Limited	Shell Centre, London, SE1 7NA	100
The Shell Company of Nigeria Limited	Shell Centre, London, SE1 7NA	100
The Shell Company of Thailand Limited	Shell Centre, London, SE1 7NA	100
The Shell Company of The Philippines Limited	Shell Centre, London, SE1 7NA	75
The Shell Company of Turkey Limited	Shell Centre, London, SE1 7NA	100
The Shell Company of West Africa Limited	Shell Centre, London, SE1 7NA	100
The Shell Marketing Company of Borneo Limited	Shell Centre, London, SE1 7NA	100
The Shell Petroleum Company Limited	Shell Centre, London, SE1 7NA	100
The Shell Transport and Trading Company Limited	Shell Centre, London, SE1 7NA	100
Thermocomfort Limited	Shell Centre, London, SE1 7NA	100
UK Shell Pension Plan Trust Limited	Shell Centre, London, SE1 7NA	100
United Kingdom Oil Pipelines Limited [b]	5-7 Alexandra Road, Hemel Hempstead, Hertfordshire, HP2 5BS	48
Walton-Gatwick Pipeline Company Limited [b]	5-7 Alexandra Road, Hemel Hempstead, Hertfordshire, HP2 5BS	52
West London Pipeline and Storage Limited [b]	5-7 Alexandra Road, Hemel Hempstead, Hertfordshire, HP2 5BS	38
Wonderbill Limited	Shell Centre, London, SE1 7NA	100
Woodlea Limited	Shell Centre, London, SE1 7NA	100
UKRAINE
Shell Ukraine Exploration and Production I LLC	4 Mykoly Grinchenka street, Kiev, 03038	100
UNITED ARAB EMIRATES
Abu Dhabi Gas Industries Limited (GASCO)	P.O. Box 665, Abu Dhabi	15
Emdad Aviation Fuel Storage FZCO	Emdad Aviation Fuel Storage FZCO, P.O. Box 261781, Jebel Ali, Dubai	33
Sharjah Fuelling Services Company Ltd.	P.O. Box 4225, Sharjah, 4225	49
URUGUAY
BG (Uruguay) S.A.	La Cumparsita, 1373 4th Floor, Montevideo, 11200	100
Dinarel S.A.	La Cumparsita, 1373 4th Floor, Montevideo, 11200	50
Gasoducto Cruz del Sur S.A.	La Cumparsita, 1373 4th Floor, Montevideo, 11200	40
USA
Aera Energy LLC [b]	10000 Ming Avenue, Bakersfield, CA 93311	52
Aera Energy Services Company	10000 Ming Avenue, Bakersfield, CA 93311	50
Airbiquity Inc.	1191 2nd Avenue, Suite 1900, Seattle, WA 98101	26
Amberjack Pipeline Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	30
Asset Management and Power Services LLC	2441 High Timbers Drive, Suite 220, The Woodlands, TX 77380	50
Atlantic 1 Holdings LLC [c]	RL & F Service Corp, 920 N King St Floor 2, New Castle, Wilmington, DE 19801	46
Atlantic 2/3 Holdings LLC [c]	RL & F Service Corp, 920 N King St Floor 2, New Castle, Wilmington, DE 19801	58
Atlantic 4 Holdings LLC [c]	RL & F Service Corp, 920 N King St Floor 2, New Castle, Wilmington, DE 19801	1
Atlantic Shores Offshore Wind, LLC [c]	Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808	50
Au Energy, LLC	41805 Albrae Street, Fremont, CA 94538	50
Baconton Power LLC [c]	1499 38th Boulevard N.W., Cairo, GA 31728	35
Bengal Pipeline Company LLC	Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808	28
BG Brasilia, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG Energy Finance, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG Energy Merchants, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG Gulf Coast LNG, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG LNG Services, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG LNG Trading, LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG North America, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG US Production Company, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG US Services, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Bluware Headwave Ventures Inc.	16285 Park Ten Place, Suit 300, Houston, TX 77084	20
Brazil Crude Services, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Brazos Wind Ventures, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Caesar Oil Pipeline Company, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	15
Colbea Enterprises, LLC	2050 Plainfield Pike, Cranston, RI 02921	50
Colonial Pipeline Company	Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808	8
Concha Chemical Pipeline LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Crestwood Permian Basin LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	24
CRI Sales and Services Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
CRI Zeolites Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Cumulus Digital Systems, Inc.	Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808	44

ADDITIONAL INFORMATION SHELL FORM 20-F 2019	E19

Deer Park Refining Limited Partnership [b] [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	50
Distributed Generation Solutions LLC	2441 High Timbers Drive, Suite 220, The Woodlands, TX 77380	33
EcoSmart Solution LLC	Corporation Service Company, 215 Little Falls Drive, Wilmington, DE 19808	35
Ellwood Land Holdings, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Endymion Oil Pipeline Company, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	5
Enterprise Oil North America Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
EPP LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
Equilon Enterprises LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Explorer Pipeline Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	19
Gaviota Terminal Company [d]	150 N. Dairy Ashford, Houston, TX 77079	20
GI Endurant LLC [b]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	58
GI Energy Storage LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
GlassPoint Solar Inc.	47669 Fremont Blvd., Fremont, CA 94538	39
Husk Power Systems, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	30
Infineum USA Inc.	1900 East Linden Avenue, Linden, NJ 07036	50
Infineum USA L.P. [h]	Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808	50
J & J Lubrication, LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
Jiffy Lube International, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Lake Charles Exports, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	80
Laurentide E&P, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Lazlyng Real Estate Company, LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
LOCAP LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	20
LOOP LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	46
Maple Power Holdings LLC	Bechtel Enterprises, 12011 Sunset Hills Road, Reston, VA 20190	68
Mars Oil Pipeline Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	34
Mattox Pipeline Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	79
Mayflower Wind Energy LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	50
MP2 Energy LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
MP2 Energy NE LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
MP2 Energy NY LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
MP2 Energy Retail Holdings LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
MP2 Energy Texas LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
MP2 Generation LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
MP2 Mesquite Creek Wind LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
Mpower2 LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
Noble Assurance Company	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
Odyssey Pipeline L.L.C. [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	34
Oryx Caspian Pipeline, L.L.C. [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pacwest Energy, LLC.	3450 E. Commercial Ct., Meridian, ID 83642	50
Pecten Arabian Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Brazil Exploration Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Midstream LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	48
Pecten Orient Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Orient Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Producing Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Trading Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Victoria Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Yemen Masila Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pennzoil-Quaker State Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pennzoil-Quaker State International Corporation	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pennzoil-Quaker State Nominee Company	The Corporation Trust Company of Nevada, 311 South Division Street, Carson City, NV 89703	100
Peru LNG Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	20
Poseidon Oil Pipeline Company, LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	17
Power Limited Partnership [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Premium Velocity Auto LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Proteus Oil Pipeline Company, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	5
Quaker State Investment Corporation	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
RDK Ventures, LLC	4080 West Jonathan Moore Pike, Columbus, IN 47201	50
RK Caspian Shipping Company, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
S T Exchange, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Salamander Solutions Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	28
San Pablo Bay Pipeline Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Sand Dollar Pipeline LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	48

ADDITIONAL INFORMATION SHELL FORM 20-F 2019	E20

SCOGI GP [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell (US) Gas & Power M&T Holdings, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell California Pipeline Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Catalysts & Technologies Americas LP [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Catalysts & Technologies Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Catalysts & Technologies Holdings Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Catalysts & Technologies LP [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Catalysts & Technologies US LP [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Catalysts Ventures Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Chemical Appalachia LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Chemical LP [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Chemicals Arabia L.L.C. [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Communications, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Deepwater Royalties Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Downstream Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Energy Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Energy Holding GP LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Energy North America (US), L.P. [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Energy Resources Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell EP Holdings Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Expatriate Employment US Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Exploration & Production Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Exploration Company Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Frontier Oil & Gas Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Gas Gathering Corp. #2	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Global Solutions (US) Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell GOM Pipeline Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Gulf of Mexico Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Information Technology International Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell International Exploration and Production Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Lake Charles Operations, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Leasing Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Marine Products (US) Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Midstream LP Holdings LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Midstream Operating LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	48
Shell Midstream Partners GP LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Midstream Partners, L.P. [h]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	48
Shell NA Gas & Power Holding Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell NA LNG LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell New Energies US LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell North America Gas & Power Services Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Offshore and Chemical Investments Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Offshore Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Offshore Response Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Oil Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Oil Company Investments Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Oil Products Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Onshore Ventures Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Petroleum Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Pipeline Company LP [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Pipeline GP LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Rail Operations Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Retail and Convenience Operations LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell RSC Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Thailand E&P Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Trademark Management Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Trading (US) Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Trading North America Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Trading Risk Management, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Trading Services Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Transportation Holdings LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Treasury Center (West) Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell US E&P Investments LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100

ADDITIONAL INFORMATION SHELL FORM 20-F 2019	E21

Shell US Gas & Power LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell US Hosting Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell US LNG, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Ventures LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell WindEnergy Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell WindEnergy Services Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Ship Shoal Pipeline Company [d]	150 N. Dairy Ashford, Houston, TX 77079	43
Silicon Ranch Corporation	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	43
SOI Finance Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Sonnen Inc.	2711 Centerville Road, Suite 400, New Castle County, Wilmington, DE 19808	100
SOPC Holdings East LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
SOPC Holdings West LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
SOPC Southeast Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
SWEPI LP [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Tejas Coral GP, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Tejas Coral Holding, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Tejas Power Generation, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Texas Petroleum Group LLC	11111 Wilcrest Green, Suite 100, Houston, TX 77042	50
Texas-New Mexico Pipe Line Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
The Valley Camp Coal Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Three Wind Holdings, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	50
TMR Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Tri Star Energy LLC	1740 Ed Temple Blvd, Nashville, TN 37208	33
Triton Diagnostics Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Triton Terminaling LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Triton West LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	48
True North Energy LLC	10346 Brecksville Rd, Brecksville, OH 44141	50
URSA Oil Pipeline Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	45
West Shore Pipe Line Company	Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808	19
Zeco Holdings, Inc.	1013 Centre Road, County of New Castle, Delaware, Wilmington, DE 19805	100
Zeco Systems, Inc.	1013 Centre Road, County of New Castle, Delaware, Wilmington, DE 19805	100
Zeolyst International	3333 Hwy 6 South, Houston, TX 77082	50
Zydeco Pipeline Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	52
VENEZUELA
Shell Venezuela Productos, C.A.	Av. Orinoco, Edificio Centro Empresarial Premium, Piso 2, Oficina 2-B, Urbanización Las Mercedes, Caracas, Distrito Capital, 1060	100
Shell Venezuela, S.A.	Av. Orinoco, Edificio Centro Empresarial Premium, Piso 2, Oficinas 2-A y 2-B, Urbanización Las Mercedes, Caracas, Distrito Capital, 1060	100
Sucre Gas, S.A.	Avenida Leonardo Da Vinci, Edificio PDV Servicios, Caracas, Distrito Capital	30
VIETNAM
Shell Vietnam Ltd	Go Dau Industrial Zone, Phuoc Thai Commune, Long Thanh District, Dong Nai Province	100
ZIMBABWE
Central African Petroleum Refineries (Private) Limited	Block 1, Tendeseka Office Park, CNR Samora Machel Avenue, Renfrew Road, Harare	21

ADDITIONAL INFORMATION SHELL FORM 20-F 2019	E22